ACM GOVERNMENT OPPORTUNITY FUND

SEMI-ANNUAL REPORT
JANUARY 31, 1997

ALLIANCE CAPITAL




LETTER TO SHAREHOLDERS                          ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

February 28, 1997

Dear Shareholder:

ACM Government Opportunity Fund's primary investment objective is to provide high current income, and its secondary objective is growth of capital. The Fund invests at least 65% of its total assets in U.S. Government and agency securities and has the flexibility to invest the remaining 35% in selected foreign government securities and dividend paying equity securities. No more than 20% of its total assets may be invested in equity securities.

INVESTMENT RESULTS
For the twelve months ended January 31, 1997, ACM Government Opportunity Fund achieved a total return of 5.39% on a net asset value basis. From the initial public offering in August of 1988 through January 31, 1997, the Fund has provided shareholders with an average annual total return of 10.63% on a net asset value basis.

ECONOMIC REVIEW
The U.S. economy finished 1996 on a strong note. After moderating in the third quarter, the economy picked up speed in the fourth quarter, led by a rebound in consumer spending. The annualized gain in retail sales of merchandise jumped to 4.8% in the fourth quarter, up from only 0.9% in the third quarter. Preliminary indications of strong export growth also added to year-end Gross Domestic Product (GDP) growth. The production side of the economy showed strength, too. Industrial production grew at an annualized pace of 6% and payroll growth increased to 217,000 per month, up from third quarter's average of 171,000 per month. In all, growth in aggregate output (GDP), which dipped to 2.1% in the third quarter, accelerated to 4.7% during the final three months of 1996.

Broad inflation measures were slightly higher at the end of 1996 as consumer prices increased 3.3% year-over-year and producer prices were up 2.8%. However, excluding the volatile food and energy sectors, inflation remained very well-behaved with year-over-year consumer and producer prices up only 2.6% and 0.6%, respectively.

MARKET REVIEW
Subsequent to our last report to you in July 1996, the U.S. bond market has posted solid gains. The market rallied during the second half of the year, pushing 1996 year-to-date returns into positive territory for the first time since January. Data released during the period eased investors' concerns about accelerating economic growth and interest rates on all maturities fell. However, ongoing concerns about inflation kept bond yields trading in a narrow range and held price gains down. Mortgage-backed securities and corporate bonds were the best performing sectors as increased investor demand for yield-oriented securities drove up prices on these bonds.

Outside the U.S., developed foreign bond markets and emerging market debt continued to post gains. Throughout most of Europe, tight fiscal policies and falling interest rates supported higher bond prices, as these countries move to meet the requirements of monetary union. In emerging markets, the continued success of economic reforms in a worldwide environment of moderate growth and low inflation has led to improving current account deficits, growing investor confidence and lower inflation, all factors which supported higher bond prices in these markets over the past six months.

Fueled by strong earnings and declines in interest rates, the U.S. equity markets continued their heady climb in 1996 with the S&P 500 Stock Index rising 22.95%. Since the beginning of 1995, the index is up 69%. Growth stocks, generally driven by investor cash flow and earnings momentum, led the market. Value stocks, whose performance is based more on low valuation to earnings, lagged.

As we mentioned in our last report, high equity valuations and correspondingly low dividend levels have made bond markets, particularly foreign bond markets, relatively more attractive for an income-oriented fund such as this one. As a result, during this reporting period, we eliminated the Fund's equity exposure.

INVESTMENT OUTLOOK
Our outlook for the U.S. economy assumes that while economic growth accelerated at the end of 1996, it will moderate again by the middle of 1997. As this occurs, current upward pressures on inflation should dissipate. Until clear signs of a slowing economy emerge, concerns about inflation will keep U.S. interest rates trading near the upper end of their recent ranges. Federal Reserve interest rate policy has been on hold since January of


1



                                                ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

1996, however, recently released data has pushed the Fed closer to a preemptive tightening. Given justified concerns about the economic outlook and the potential for an interest rate hike, further near-term weakness in bond prices and higher bond yields cannot be ruled out. However, such developments would only contribute to the economic slowing we see later in 1997.

Overall, we think the non-dollar bond markets will continue to outperform the U.S. Treasury market into 1997. Continued tight fiscal policy in Europe, Canada and Australia should support higher bond prices in these markets in the upcoming year. We continue to have a favorable outlook for emerging market debt. However, as risk premiums for this asset class have narrowed from their highs at the end of 1994, we expect the pace of price appreciation of these securities to slow. We will continue to monitor this sector for tactical opportunities to add to the portfolio during the upcoming year.

Thank you for your continued interest and investment in ACM Government Opportunity Fund. We look forward to reporting its progress to you in the coming months.

Sincerely,

John D. Carifa
Chairman and President

Wayne D. Lyski
Senior Vice President


2



PORTFOLIO OF INVESTMENTS
JANUARY 31, 1997 (UNAUDITED)                    ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS-90.5%
U.S. TREASURY SECURITIES-82.9%
U.S. Treasury Bonds
  8.125%, 8/15/19 (a)                       US$   6,000      $ 6,843,750
  10.75%, 8/15/05 (a)                             4,000        5,092,500
  12.75%, 11/15/10 (a)                            3,250        4,566,250
  14.00%, 11/15/11 (a)                            7,500       11,439,839
U.S. Treasury Notes
  6.25%, 10/31/01 (a)                            19,500       19,487,812
  6.50%, 8/15/05 (a)                             13,200       13,212,367
  7.00%, 7/15/06                                  9,000        9,303,750
  8.875%, 11/15/97 (a)                            4,000        4,100,000
  8.875%, 2/15/99 (a)                             5,000        5,278,125
U.S. Treasury Strip
  Zero coupon, 2/15/15                           40,000       11,526,880
Total U.S. Treasury Securities                                90,851,273

MORTGAGERELATED SECURITY-4.7%
Government National Mortgage Association
  8.00%, 12/01/26 TBA                             5,000        5,115,625

FEDERAL AGENCY SECURITY-2.9%
Student Loan Marketing Association
  15.00%, 9/23/97                                 3,000        3,173,700
Total U.S. Government and Agency
  Obligations
  (cost $99,672,074)                                          99,140,598

SOVEREIGNDEBTOBLIGATIONS-16.1%
AUSTRALIA-9.1%
Commonwealth of Australia
  7.50%, 9/15/09                            AU$   9,500        7,218,518
  12.00%, 11/15/01                                3,000        2,757,730
Total Australian Securities                                    9,976,248

CANADA-7.0%
Canadian Government
  7.50%, 12/01/03                           CA$   3,000        2,394,525
  8.00%, 6/01/27                                  6,500        5,259,549
Total Canadian Securities                                      7,654,074
Total Sovereign Debt Obligations
  (cost $17,449,366)                                          17,630,322

TIME DEPOSITS-6.6%
Bank of New York 5.125%, 2/03/97
  (cost $7,195,000)                         US$   7,195        7,195,000

TOTAL INVESTMENTS-113.2%
  (cost $124,316,440)                                        123,965,920
Other assets less liabilities-(13.2%)                        (14,461,083)

NET ASSETS-100%                                             $109,504,837


(a) Securities or portion thereof, with an aggregate market value of $53,687,233, have been segregated to collateralize forward exchange currency contracts and the TBA security.

     Glossary:
     TBA - To be announced.

     See notes to financial statements.


3



STATEMENT OF ASSETS AND LIABILITIES
JANUARY 31, 1997 (UNAUDITED)                    ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $124,316,440)         $123,965,920
  Cash, at value (cost $7,414,108)                                   7,302,766
  Receivable for investment securities sold                          6,761,000
  Interest receivable                                                2,419,185
  Unrealized appreciation of forward exchange currency contracts       529,350
  Other assets                                                           4,932
  Total assets                                                     140,983,153

LIABILITIES
  Payable for investment securities purchased                       31,236,568
  Advisory fee payable                                                  68,170
  Administration fee payable                                            13,634
  Accrued expenses and other liabilities                               159,944
  Total liabilities                                                 31,478,316

NET ASSETS                                                        $109,504,837

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $    130,719
  Additional paid-in capital                                       112,861,429
  Undistributed net investment income                                  268,239
  Accumulated net realized loss                                     (3,991,557)
  Net unrealized appreciation on investments and foreign
    currency denominated assets and liabilities                        236,007
                                                                  $109,504,837

NET ASSET VALUE PER SHARE (based on 13,071,872 shares outstanding)       $8.38


See notes to financial statements.


4



STATEMENT OF OPERATIONS
SIX MONTHS ENDED JANUARY 31, 1997(UNAUDITED)    ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                             $4,416,945
  Dividends                                                76,590   $4,493,535

EXPENSES
  Advisory fee                                            407,871
  Administrative fee                                       81,574
  Custodian                                                46,016
  Transfer agency                                          43,947
  Audit and legal                                          35,600
  Printing                                                 15,710
  Directors' fees                                          15,000
  Registration fee                                         13,474
  Miscellaneous                                            16,216
  Total expenses                                                       675,408
  Net investment income                                              3,818,127

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment transactions                       8,796,707
  Net realized gain on foreign currency transactions                    54,051
  Net change in unrealized appreciation (depreciation) of:
    Investments                                                     (4,639,409)
    Foreign currency denominated assets and liabilities                654,448
  Net gain on investments and foreign currency transactions          4,865,797

NET INCREASE IN NET ASSETS FROM OPERATIONS                          $8,683,924


See notes to financial statements.


5



STATEMENTS OF CHANGES IN NET ASSETS             ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

                                                 SIX MONTHS ENDED   YEAR ENDED
                                                 JANUARY 31, 1997     JULY 31,
                                                    (UNAUDITED)         1996
                                                  --------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                            $  3,818,127   $  6,881,350
  Net realized gain on investments, options
  written and foreign currency transactions           8,850,758      1,553,134
  Net change in unrealized appreciation of
    investments, options written and foreign
    currency denominated assets and liabilities      (3,984,961)       168,301
  Net increase in net assets from operations          8,683,924      8,602,785

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                              (3,725,486)    (7,290,617)
  Tax return of capital distribution                         -0-      (323,758)
  Total increase                                      4,958,438        988,410

NET ASSETS
  Beginning of year                                 104,546,399    103,557,989
  End of period (including undistributed net
    investment income of $268,239 at January 31,
    1997 and $175,598 at July 31, 1996,
    respectively)                                  $109,504,837   $104,546,399


See notes to financial statements.


6



NOTES TO FINANCIAL STATEMENTS
JANUARY 31, 1997 (UNAUDITED)                    ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
ACM Government Opportunity Fund (the "Fund") is registered under the Investment Company Act of 1940, as a non-diversified closed-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Listed securities not traded and securities traded in the over-the-counter market, including listed debt securities whose primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked price provided by the principle market makers. The U.S. dollar value of forward exchange currency contracts is determined using forward currency exchange rates supplied by a quotation service. Options are valued at market value or fair value using methods determined by the Board of Directors. Securities for which market quotations are not readily available and illiquid securities which are subject to limitations as to their resale are valued in good faith, at fair value, using methods determined by the Board of Directors. Readily marketable fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by Alliance Capital Management L.P. (the "Adviser") to reflect the fair value of such securities. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

2. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provision for federal income or excise taxes are required. Foreign taxes have been provided for on interest income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income.

3. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on a trade date basis. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

4. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign investments, closed forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on foreign investment transactions and the difference between the amounts of interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of net unrealized appreciation on investments and foreign currency denominated assets and liabilities.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.


7



NOTES TO FINANCIAL STATEMENTS (CONT.)           ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

NOTE B: ADVISORY, ADMINISTRATIVE FEES AND OTHER AFFILIATED TRANSACTIONS
Under the terms of an Investment Advisory Agreement, the Fund pays its Adviser a fee at an annualized rate of .75 of 1% of the Fund's average weekly net assets.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc., ("AFS"), an affiliate of the Adviser, the Fund reimburses AFS for costs related to servicing phone inquiries for the Fund. The Fund reimbursed AFS $2,525 during the six months ended January 31, 1997.

Under the terms of an Administrative Agreement, the Fund pays Alliance Capital Management L.P., a monthly fee equal to the annualized rate of .15 of 1% of the Fund's average weekly net assets.

Brokerage commissions paid for the six months ended January 31, 1997 on securities transactions amounted to $26,368 none of which was paid to affiliated brokers.

NOTE C: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $78,553,779 and $99,873,749, respectively, for the six months ended January 31, 1997. There were purchases of $177,390,548 and sales of $166,786,838 of U.S. government and government agency obligations for the six months ended January 31, 1997.

At January 31, 1997, the cost of investments for federal income tax purposes was $124,316,440. Accordingly, gross unrealized appreciation of investments was $373,464 and gross unrealized depreciation of investments was $723,984 resulting in net unrealized depreciation of $350,520 (excluding foreign currency). For federal income tax purposes, the Fund had a capital loss carryforward at July 31, 1996 of $9,780,458 which $6,024,225 will expire in 2003 and $3,756,233 will expire in 2004.

1. FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain liquid asset in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract.


8



                                                ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

At January 31, 1997, the Fund had outstanding forward exchange currency contracts as follows:

                               CONTRACT   VALUE ON      U.S. $     UNREALIZED
                                AMOUNT  ORIGINATION    CURRENT    APPRECIATION
                                 (000)      DATE        VALUE    (DEPRECIATION)
                               -------- -----------  ----------- --------------
FOREIGN CURRENCY BUY CONTRACTS
Australian Dollars,
  expiring 2/3/97-3/31/97       18,001  $13,881,273  $13,726,888    $(154,385)
Canadian Dollars,
  expiring 2/7/97-2/28/97        5,300    3,952,854    3,935,032      (17,822)
FOREIGN CURRENCY SALE CONTRACTS
Australian Dollars,
  expiring 2/3/97-3/31/97       29,084   22,808,024   22,168,866      639,158
Canadian Dollars,
  expiring 2/7/97-2/28/97       12,100    9,061,416    8,999,017       62,399
                                                                    ----------
                                                                    $ 529,350


2. OPTIONS TRANSACTIONS
For hedging purposes, the Fund purchases and writes (sells) put and call options on foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less that the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying currency in determining whether the Fund has a realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a currency at a price different from the current market value.

There were no transactions in options written for the six months ended January 31, 1997.

NOTE D: CAPITAL STOCK
There are 300,000,000 shares of $.01 par value common stock authorized, of which 13,071,872 shares were outstanding at January 31, 1997. During the six months ended January 31, 1997 and the year ended July 31, 1996, the Fund did not issue shares in connection with the dividend reinvestment plan.


9



FINANCIAL HIGHLIGHTS                            ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                SIX MONTHS
                                            -----------------------------------------------------------------------------
                                                ENDED
                                              JANUARY 31,                        YEAR ENDED JULY 31,
                                                 1997      --------------------------------------------------------------
                                             (UNAUDITED)       1996         1995         1994         1993         1992
                                            -------------  -----------  -----------  -----------  -----------  ----------
Net asset value, beginning of period           $8.00          $7.92        $8.12        $9.92        $9.66        $9.02

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .29            .53          .59          .68          .79          .69
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                   .38            .13           -0-        (.89)         .68          .89
Net increase (decrease) in net asset
  value from operations                          .67            .66          .59         (.21)        1.47         1.58

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.29)          (.56)        (.48)        (.68)        (.80)        (.90)
Distributions from net realized gains             -0-            -0-          -0-        (.61)        (.41)        (.04)
Tax return of capital distribution                -0-          (.02)        (.31)        (.30)          -0-          -0-
Total dividends and distributions               (.29)          (.58)        (.79)       (1.59)       (1.21)        (.94)
Net asset value, end of period                 $8.38          $8.00        $7.92        $8.12        $9.92         $9.66
Market value, end of period                    $7.375         $7.00        $7.50        $8.125       $9.875        $9.75

TOTAL RETURN
Total investment return based on:
  Market value (a)                              9.59%          1.08%        2.85%       (2.66)%      14.94%       14.84%
  Net asset value (a)                           8.45%          9.40%        8.67%       (3.16)%      16.30%       18.26%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $109,505       $104,546     $103,558     $105,830     $122,500     $115,831
Ratio of expenses to average net assets         1.22%(b)       1.28%        1.18%        1.20%        1.19%        1.22%
Ratio of net investment income to
  average net assets                            6.89%(b)       6.42%        7.62%        7.50%        8.27%        7.31%
Portfolio turnover rate                          218%           375%         228%         297%         588%         505%
Average commission rate paid (c)              $.0500             --           --           --           --           --


(a) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years.

(b)  Annualized.

(c) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.


10



                                                ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JAMES R. GREENE (1)
DR. JAMES M. HESTER (1)
HON. JAMES D. HODGSON (1)
CLIFFORD L. MICHEL (1)
ROBERT C. WHITE (1)
DONALD J. ROBINSON (1)

OFFICERS
WAYNE D. LYSKI, SENIOR VICE PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
BRUCE W. CALVERT, SENIOR VICE PRESIDENT
THOMAS PERKINS, SENIOR VICE PRESIDENT
PAUL J. DENOON, VICE PRESIDENT
THOMAS BARDONG, VICE PRESIDENT
DANIEL J. PANKER, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
JOSEPH J. MANTINEO, CONTROLLER

ADMINISTRATOR
ALLIANCE CAPITAL MANAGEMENT L.P.
1345 Avenue of the Americas
New York, NY 10105

DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR
FIRST DATA INVESTOR SERVICES GROUP, INC.
(formerly The Shareholder Services Group, Inc.)
53 State Street
Boston, MA 02109

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

CUSTODIAN
BANK OF NEW YORK
48 Wall Street
New York, New York 10286

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


(1)  Member of the Audit Committee.

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

     This report, including the financial statements herein, is transmitted to the shareholders of ACM Government Opportunity Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


11



ACM GOVERNMENT OPPORTUNITY FUND
Summary of General Information

THE FUND
ACM Government Opportunity Fund is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks to provide high current income. Its secondary objective is capital appreciation. The Fund invests principally in U.S. Government obligations. The Fund also has the flexibility to invest its assets in securities of selected foreign governments (maximum 35%) and equity securities (maximum 20%). Additionally, the Fund may use certain other investment techniques, including options and futures contracts. The investment advisor of the Fund is Alliance Capital Management L.P.

SHAREHOLDER INFORMATION
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction Section of newspapers each day, under the designation "ACM OppFd". The Fund's NYSE trading symbol is "AOF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES and each Saturday in BARRON'S and other newspapers in a table called "Closed-End Bond Funds." Additional information about the Fund is available by calling 1-800-221-5672.

DIVIDEND REINVESTMENT PLAN
A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains in additional Fund Shares. For a copy of the Plan Brochure, please write to the Plan Agent, First Data Investor Services Group, Inc., P.O. Box 1376, Boston, MA 02104.



ACM GOVERNMENT OPPORTUNITY FUND
1345 Avenue of the Americas
New York, New York 10105

ALLIANCE CAPITAL

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

OPPSR